Exhibit 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Compass Knowledge Holdings, Inc. (the “Company”) on Form 10K-SB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date below (the “Report”), I, Rogers W. Kirven, Jr., Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Rogers W. Kirven, Jr.

Rogers W. Kirven, Jr.

Chief Executive Officer and

Chief Financial Officer

May 14, 2002